UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

White River Energy Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 W/ Dickson St., Suite 102 G Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

(800) 203-5610
(Registrant’s telephone number, including area code)

Fortium Holdings Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2022, the shareholders of Fortium Holdings Corp (the “Company”) voted to change the name of the Company from “Fortium Holdings Corp” to “White River Energy Corp”. The Company had 8,400,000 shares of Common Stock issued and outstanding and entitled to be voted. Of the 8,400,000 shares of Common Stock entitled to be voted, 4,386,189 shares (or 52.22%) voted to approve the name change. The majority of shares were voted by written consent.

On September 19, 2022, the Company filed a Certificate of Amendment (the “Amendment”) to its Articles of Incorporation with the Nevada Secretary of State to change the Company’s name from “Fortium Holdings Corp” to “White River Energy Corp”. The Amendment became effective upon filing.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the amendment, a copy which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The first paragraph of Item 5.03 of this Form 8-K is hereby incorporated by reference.

Item 7.01. Regulation FD Disclosure.

On September 19, 2022, Fortium Holdings Corp. (the “Company”) prepared unaudited financial information for use with proposed investors. A copy of such financial information is furnished hereto as Exhibit 99.1 to this report.

The information in Item 7.01 of this report, including the information in the unaudited financial report attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the unaudited financial report attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Amendment to the Articles of Incorporation
99.1	Unaudited Financial Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp.

Date: September 20, 2022	By:	/s/ Randy S. May
	Name:	Randy S. May
	Title:	Executive Chairman